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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               _________________


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 21, 1999


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                         0-21802              34-1741211
(STATE OR OTHER JURISDICTION             (COMMISSION           (IRS EMPLOYER
      OF INCORPORATION)                  FILE NUMBER)        IDENTIFICATION NO.)


     3450 W. CENTRAL AVENUE, SUITE 328
               TOLEDO, OHIO                                         43606
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374




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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1)(i) On September 21, 1999, McGladrey + Pullen LLP, the Registrant's certifying accountant, resigned as the certifying accountant for the Registrant by so notifying the Registrant in writing. A copy of the letter of resignation is attached hereto as Exhibit 1.

(a)(1)(ii) McGladrey + Pullen LLP issued, for the periods ended December 31, 1997 and 1998, an unqualified opinion, without qualification, disclaimer, adverse opinion or any uncertainties.

(a)(1)(iii) McGladrey + Pullen voluntarily resigned as the certifying accountant for the Registrant. Neither the Registrant, nor its Board of Directors or any committee thereof made a decision to change accountants.

(a)(1)(iv) There were no disagreements with McGladrey + Pullen LLP during the Registrant's two most recent fiscal years and subsequent interim periods on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey + Pullen LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

(a)(1)(v) There have been no reportable events within the Registrant's two most recent fiscal years and subsequent interim periods.


McGladrey + Pullen LLP have reviewed the preceding statements, and a copy of this response is attached hereto as Exhibit 2.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:       September 23, 1999             By:         /s/ James K. McHugh
       -----------------------------                 ----------------------
                                                     James K. McHugh
                                                     Chief Financial Officer